Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

Local Corporation,	Case Number:	8:15-bk-13153 SC
dba Local.Com Corporation,	Operating Report Number:	#2
Debtor(s).	For the Month Ending:	7/31/2015

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$1,731,080.24

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$256,888.91

3.	BEGINNING BALANCE:		$1,474,191.33

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing

	Accounts Receivable - Pre-filing	$2,903,264.11

	General Sales

	Other (Specify)

	** Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:		$2,903,264.11

5.	BALANCE:		$4,377,455.44

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	$0.00

	Disbursements (from page 2)	$851,967.65

	TOTAL DISBURSEMENTS THIS PERIOD:***		$851,967.65

7.	ENDING BALANCE:		$3,525,487.79

8.	General Account Number(s):	XXXXX1477

	Depository Name & Location:	Wells Fargo

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	7/31/2015	Balance on Statement:	$3,525,487.79

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$3,525,487.79

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (Merchant Account) *

1.	TOTAL RECEIPTS PER ALL PRIOR MERCHANT ACCOUNT REPORTS		$1,731,080.24

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR MERCHANT ACCOUNT REPORTS		$256,888.91

3.	BEGINNING BALANCE:		$1,474,191.33

4.	RECEIPTS DURING CURRENT PERIOD:		$2,912,508.67

	(Transferred from General Account)

5.	BALANCE:		$4,386,700.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL TRANSFERS THIS PERIOD:	-$	4,356,419.65

7.	ENDING BALANCE:		$30,280.35

8.	MERCHANT Account Number(s):	xxx0049

	Depository Name & Location:	Square 1 Merchant Account

*	This pre-petition account is authorized to remain open, but is regularly swept into the Debtor’s DIP account

MERCHANT ACCOUNT

BANK RECONCILIATION

Bank statement Date:	7/31/2015	Balance on Statement:	$30,280.35

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$30,280.35

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

  (Provide a copy of monthly account statements for each of the below)

	General Account:	$3,525,487.79
	Payroll Account:
	Tax Account:
*Other Accounts:	Merchant Account	$30,280.35

*Other Monies:
	**Petty Cash (from below):	$0.00

TOTAL CASH AVAILABLE:			$3,555,768.14

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

TOTAL DUE:				0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:

Total Wages Paid:	$519,823.19	*

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding
State Withholding
FICA- Employer’s Share
FICA- Employee’s Share
Federal Unemployment
Sales and Use
Real Property
Other:

TOTAL:	0.00	0.00

*	The Debtor transfers the gross payroll amount, including all taxes, to its payroll company which issues the payroll checks and immediately makes the payment of all associated taxes.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable Post-Petition	Accounts Receivable
		Pre-Petition	Post-Petition
30 days or less	2,786,370.86	0.00	3,137,370.86
31 - 60 days		4,786,667.19	339,872.78
61 - 90 days		132,067.46	0.00
91 - 120 days		208,465.55	0.00
Over 120 days		167,399.00	0.00

TOTAL:	2,786,370.86	5,294,599.20	3,477,243.64

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Hartford	3,000,000.00	10/18/2016	Full Paid
Worker’s Compensation	One Beacon	1,000,000.00	4/10/2016	Full Paid
Casualty	Hartford	5,764,000.00	10/18/2016	Full Paid
Vehicle	Hartford	1,000,000.00	10/18/2016	Full Paid
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2015	256,888.91	1,950.00	1-Aug-2015	1,950.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		1,950.00		1,950.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Ken Cragun	7/6/2015	31,748.00	31,748.00
Scott Reinke	7/6/2015	30,806.73	30,806.73
Fred Thiel	7/6/2015	46,928.07	46,928.07

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	3,134,796	3,876,075

Less: Returns/Discounts
Net Sales/Revenue	3,134,796	3,876,075

Cost of Goods Sold:
Beginning Inventory at cost	0

TAC	2,527,609	3,107,486

Less: Ending Inventory at cost	0

Cost of Goods Sold (COGS)	2,527,609	3,107,486

Gross Profit	607,187	768,589

Other Operating Income (Itemize)

Operating Expenses:

Payroll - Insiders	88,667	108,819

Payroll - Other Employees	444,797	547,040

Payroll Taxes	40,810	50,173

Benefits	62,353	72,433

Connectivity & Content	113,228	140,684

Credit Card Fees	15,000	16,633

Other Taxes (Itemize)		0

Depreciation and Amortization	343,195	413,066

Rent Expense - Real Property	26,761	26,761

Lease Expense - Personal Property	2,300	15,367

Insurance	6,403	8,200

Real Property Taxes		0

Telephone, Utilities, Office Expense	56,610	60,857

Repairs and Maintenance	9,010	10,270

Travel and Entertainment (Itemize)	0	0

Consulting	13,000	17,200

Advertising and Marketing	32,750	40,275

Miscellaneous Operating Expenses (Itemize)	0.00	0

Total Operating Expenses	1,254,884	1,527,777

Net Gain/(Loss) from Operations	(647,697)	(759,188)

Non-Operating Income:
Interest Income	0	0

Net Gain on Sale of Assets (Itemize)	0	0

Other (Itemize)	0	0

Total Non-Operating income	0	0

Non-Operating Expenses:
Interest Expense
Legal and Professional (Itemize)	20,000	20,000

Stock Compensation	45,096	45,096

Other (Itemize)
Total Non-Operating Expenses	65,096	65,096

NET INCOME/(LOSS)	(712,793)	(824,284)

(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	3,525,487.79

Restricted Cash	0.00

Accounts Receivable	8,771,842.84

Inventory	0.00

Notes Receivable	0.00

Prepaid Expenses	824,833.00

Other (Itemize)

Total Current Assets		13,122,163.63

Property, Plant, and Equipment	21,135,233.00

Accumulated Depreciation/Depletion	(20,615,410.00)

Net Property, Plant, and Equipment		519,823.00

Other Assets (Net of Amortization):
Due from Insiders	0.00

Goodwill	19,280,579.00

Intangible Assets	1,606,137.00

Deposits	60,005.00

Other (Itemize)	0.00

Total Other Assets		20,946,721.00

TOTAL ASSETS		34,588,707.63

LIABILITIES

Post-petition Liabilities:

Accounts Payable	2,786,370.86

Taxes Payable	0.00

Notes Payable	0.00

Professional fees	0.00

Secured Debt	0.00

Other (Itemize)

Total Post-petition Liabilities		2,786,370.86

Pre-petition Liabilities:
Secured Liabilities	2,124,099.94

Priority Liabilities	184,952.00

Unsecured Liabilities	26,404,640.72

Deferred Revenue	112,462.00

Total Pre-petition Liabilities		28,826,154.66

TOTAL LIABILITIES		31,612,525.52

EQUITY:
Pre-petition Owners’ Equity	3,623,879.11

Post-petition Profit/(Loss)	(647,697.00)

Direct Charges to Equity	0.00

TOTAL EQUITY		2,976,182.12

TOTAL LIABILITIES & EQUITY		34,588,707.63

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X
		No	Yes
2.

Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

X
3.

State what progress was made during the reporting period toward filing a plan of reorganization There has been some uncertainly around the strategy to be implemented in this case. While the Debtor has received numerous offers (and asset purchase agreements) for the purchase of a variety of the Debtor’s businesses, the Debtor has been unable to file a sale procedures motion based on requested contingencies related to the Google and Yahoo contracts, which have complicated the sale process. The Debtor has been trying to work with the buyers and as well as Google and Yahoo to remove these contingencies or otherwise develop a process that would allow the Debtor to move forward with an auction. In the meantime, the Debtor has also received expressions of interest from certain parties to potentially sponsor a reorganization around certain of the Debtor’s assets. Based on the foregoing, the Debtor is not in a position to file a plan and disclosure statement until more certainty is achieved relative to the development and implementation of its strategy.

4.	Describe potential future developments which may have a significant impact on the case: Future developments include the possible sale of assets through a Section 363 sales process.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,

Kenneth S. Cragun, Chief Financial Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in- possession operating report and that the information contained herein is true and complete to the best of my knowledge.

8-14-15

Date	Principal for debtor-in-possession